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                                 EXHIBIT 10.23

                         PLEDGE AND SECURITY AGREEMENT

     This Pledge and Security Agreement (the "AGREEMENT") is entered into this 1st day of October, 1998 by and between Landec Corporation, a California corporation (the "COMPANY") and Michael L. Williams ("PURCHASER").

                                    RECITALS

     In order to assist Purchaser in meeting certain financial commitments and obligations, the Company has agreed to lend Purchaser $500,000 pursuant to a promissory note of even date herewith (the "NOTE"). The Company requires that the Note be secured by a pledge of Purchaser's interest in the Earn-Out payments described in Section 1.3 of the Agreement and Plan of Reorganization among the Company, the undersigned, Intellicoat Corporation and Williams & Sun, Inc. dated August 20, 1997 (the "EARN-OUT") on the terms set forth below.

                                   AGREEMENT

     In consideration of the Company's acceptance of the Note, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.   The Note shall become payable as described therein.

     2. Purchaser shall deliver to the Chief Financial Officer of the Company, or her designee (hereinafter referred to as the "PLEDGE HOLDER"), an Assignment of Interest in the form attached to this Agreement as ATTACHMENT A executed by Purchaser and by Purchaser's spouse, in blank, for use in transferring all or a portion of the Collateral to the Company if, as and when required pursuant to this Agreement. In addition, if Purchaser is married, Purchaser's spouse shall execute the signature page attached to this Agreement.

     3. As security for the payment of the Note and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company, the Earn-Out (sometimes referred to herein as the "COLLATERAL").

     4. In the event of any foreclosure of the security interest created by this Agreement, the Company may assign the rights to the Earn-Out payment to a third party or retain the payments itself.

     5. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private

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or public sale or retain the Collateral as provided above.  The proceeds of any sale shall be applied in the following order:

                 (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

                 (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser's Note.

                 (c) Any remaining proceeds shall be delivered to Purchaser.

     6. Upon full payment by Purchaser of all amounts due under the Note, Pledge Holder shall destroy the executed Assignment of Interest, and Pledge Holder shall thereupon be discharged of all further obligations under this Agreement.

     The parties have executed this Pledge and Security Agreement as of the date first set forth above.

COMPANY:                                     PURCHASER:

LANDEC CORPORATION                           MICHAEL L. WILLIAMS



By:  /s/ Joy T. Fry                               /s/ Michael L. Williams
     --------------------------              -----------------------------------
     Joy T. Fry, VP and CFO

Address:  3603 Haven Avenue                  Address:  306 NORTH MIN STREET
          Menlo Park, CA  94025                        MONTICELLO, IN 47960

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                                ASSIGNMENT OF INTEREST


     Michael L. Williams does hereby sell, assign and/or transfer to Landec Corporation or its assigns the right to receive $____________ pursuant to the terms of Section 1.3 of that certain Agreement and Plan of Reorganization dated August 20, 1997 among Landec Corporation, Intellicoat Corporation, Williams & Sun, Inc. and Michael L. Williams and does hereby irrevocably constitute and appoints Gary T. Steele and Joy T. Fry and each of them as his attorney-in-fact to execute and deliver any documents associated with such transfer with full power of substitution in the premises.


Dated:
       ---------------


                                       /s/ Michael L. Williams
                                       ------------------------------
                                       Michael L. Williams

     In consideration for the willingness of Landec Corporation to loan $500,000.00 to Michael L. Williams, I hereby consent to the foregoing assignment.

                                       /s/ Diane Williams
                                       ------------------------------
                                       Diane Williams

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                                PROMISSORY NOTE

$500,000                                                   Monticello, Indiana
                                                               October 1, 1998

     For value received, the undersigned promises to pay Landec Corporation, a California corporation (the "COMPANY"), at its principal office the principal sum of $500,000 (the "PRINCIPAL") with interest from the date hereof at a rate of 7.50% per annum, compounded annually, on the unpaid balance of such principal sum.

     Such principal and interest shall be due and payable as follows:

          (a) the greater of (1) $480,000, and (2) the payment payable to the undersigned by the Company pursuant to Section 1.3 of the Agreement and Plan of Reorganization among the Company, Intellicoat Corporation, Williams & Sun, Inc. and the undersigned dated August 20, 1997 (the "REORGANIZATION AGREEMENT") for the Base Year (as defined in the Reorganization Agreement) ending on June 30, 1999, together with any accrued interest thereon, shall be due and payable on July 31, 1999, PROVIDED HOWEVER, that in no event shall this Note cause the undersigned to be obligated to pay more than the Principal together with interest accrued thereon.

          (b) All remaining amounts outstanding hereunder, including any accrued but unpaid interest shall be due and payable on July 31, 2000.

     Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

     Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

     This Note, is secured by a pledge of the undersigned's interest in the Earn-Out payments for all Base Years described in Section 1.3 of the Reorganization Agreement and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.


                                       /s/ Michael L. Williams
                                       ------------------------------
                                       Michael L. Williams